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                                                                    EXHIBIT 99.1

                                  CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of PowerCerv Corporation, a Florida corporation (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 20, 2003                    /s/ Marc J. Fratello
                                       --------------------------------------
                                       Name:  Marc J. Fratello
                                       Title: Chairman of the Board,
                                              (Principal Executive Officer
                                               and Principal Financial Officer)


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